                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                September 4, 1997
                Date of Report (Date of Earliest Event Reported)


      Sequoia Mortgage Funding Corporation (as Sponsor of Sequoia Mortgage
         Trust 1, the Issuer of Collateralized Mortgage Bonds under an
                       Indenture dated as of June 1, 1997)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                 333-22681-1                 91-1771827
          --------                 -----------                 -----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

               591 Redwood Highway, Suite 3120, Mill Valley, CA  94941
               -------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
                (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        OTHER EVENTS

               Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 1 (the "Bonds").

               The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement distributed to Bondholders, dated September 4, 1997.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   September 10, 1997



                                   SEQUOIA MORTGAGE FUNDING
                                   CORPORATION


                                   By:  /s/ Vickie L. Rath
                                       ---------------------------------------
                                        Vickie L. Rath
                                        Treasurer and Assistant Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                 Page Number
-------------                                                  -----------
10.1    Monthly Payment Date Statement distributed to
        Bondholders, dated September 4, 1997........................5
